SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 8, 2003
                                                         ----------------


                        CollaGenex Pharmaceuticals, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-28308                     52-1758016
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      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


41 University Drive, Newtown, Pennsylvania                             18940
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On December 8, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it has appointed Colin W. Stewart to succeed Brian M. Gallagher, Ph.D., as the Company's president and chief executive officer, effective December 8, 2003. Mr. Stewart will also be a member of the CollaGenex board of directors. James E. Daverman, a member of the CollaGenex board of directors since 1995, has been appointed chairman of the board. Dr. Gallagher will remain on the board as a director and will provide certain consulting services to the Company for a period of 24 months.

      In connection with the appointment of Colin W. Stewart as president and chief executive officer, the Company will enter into a Change of Control Agreement with Mr. Stewart. In the event Mr. Stewart's employment is terminated as a result of an Involuntary Termination within 24 months of a Change of Control (each as defined in the Change of Control Agreement), the Change of Control Agreement provides for, among other things (i) a lump sum payment of 1.5 times base salary and 1.5 times the average bonus paid for the three fiscal years prior to the Termination Date (as defined in the Change of Control Agreement), (ii) health coverage and benefits for a period of 24 months, and
(iii) certain outplacement/administrative support for a period of 18 months.

      The foregoing statements are qualified in their entirety by the Company's press release, a complete copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits.

        Exhibit No.     Description
        -----------     -----------

          99.1          Press Release dated December 8, 2003

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLLAGENEX PHARMACEUTICALS, INC.



                                     By: /s/ Nancy C. Broadbent
                                         -----------------------------
                                         Nancy C. Broadbent
                                         Chief Financial Officer
                                         (Principal Financial Officer)


Date:  December 8, 2003